                                                                    Exhibit 10.6


                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                   AND CONSENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT AND CONSENT (this "Fourth Amendment") is made and entered into as of the ___ day of August, 2000, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries) listed on SCHEDULE 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A., "Fleet") and such banks or other financial institutions which may become a party thereto (the "Banks"), Fleet as Administrative Agent for the Banks (the "Administrative Agent"), KEYBANK NATIONAL ASSOCIATION as Documentation Agent, BANK OF AMERICA, N.A. as Syndication Agent and CANADIAN IMPERIAL BANK OF COMMERCE as the Canadian Agent (the "Canadian Agent", and together with the Administrative Agent, the "Bank Agents").

         WHEREAS, the Borrowers, the Banks and the Bank Agents are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, (as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of February 2, 2000, a Second Amendment to Revolving Credit and Term Loan Agreement dated as of February 14, 2000, a Third Amendment to Revolving Credit and Term Loan Agreement dated as of April 14, 2000, and as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Borrowers have requested that the Banks and the Administrative Agent make certain amendments to the Credit Agreement, and the Banks and the Administrative Agent have are willing to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  "CELLULOSE ASSETS. Those cellulose assets of U.S. Fiber with an aggregate book value not to exceed $12,500,000 to be contributed to the Cellulose Joint Venture."

                  "CELLULOSE JOINT VENTURE. The joint venture between U.S. Fiber and Greenstone Industries, Inc. with respect to the cellulose fibers business, including the manufacturing, marketing and selling of insulation, mulch and other cellulose-based products."

                  "FOURTH AMENDMENT EFFECTIVE DATE.  August __, 2000."

                  "SERIES A PREFERRED STOCK. The Series A Preferred Stock issued by the Parent to the entities listed on Schedule A hereto (the "Series A Holders") pursuant to the Certificate of Designation of Series A Convertible Preferred Stock, dated as of August 8, 2000, in an aggregate principal amount not to exceed $55,750,000 plus interest as provided for in the Certificate of Designation."

                  "U.S. FIBER.  U.S. Fiber, Inc., a North Carolina corporation."

         3. AMENDMENT TO SECTION 4A.4.1 OF THE CREDIT AGREEMENT. Section 4A4.1(d) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(d) Fifty-percent (50%) of the Net Equity Proceeds of any issuance of new capital stock, or any other securities exchangeable for or convertible into shares of such capital stock, including the Equity Offering, but excluding (i) stock issued as payment for acquisitions permitted pursuant to Section 8.4 and (ii) stock issued in connection with any investment by the Series A Holders in the Parent (including the issuance of the Series A Preferred Stock) so long as such investment is on substantially the same terms as the Series A Preferred Stock, shall be used by the Domestic Borrowers to pay down the Term Loan."

         4. AMENDMENTS TO SECTION 8.1 OF THE CREDIT AGREEMENT. Section 8.1 of the Credit Agreement is hereby amended by (a) deleting subsection (j) thereof in its entirety and replacing it with the following:

                  "(j) Indebtedness of MERC with respect to the ING L/C, PROVIDED that no later than September 30, 2000, either (i) the ING L/C shall be replaced by a Letter of Credit under this Agreement or (ii) the ING L/C shall be cancelled and the Indebtedness of MERC with respect to the ING L/C shall be paid in full;" and

                  (b)      adding the following new subsection (m) thereto:

                  "and (m) Indebtedness with respect to mandatory redemption obligations as set forth in the Certificate of Designation of the Series A Preferred Stock, PROVIDED THAT no payments or Distributions shall be made with respect to such Indebtedness during the term of this Credit Agreement except as set forth in Section 8.6 hereof, or as otherwise permitted by the prior written consent of the Required Banks."

         5. AMENDMENTS TO SECTION 8.3 OF THE CREDIT AGREEMENT. Section 8.3 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (k) thereof, (b) deleting the period at the end of subsection (l) thereof and replacing it with "; and", and (c) inserting the following new subsection (m) at the end thereof:

                  "(m) Investments by U.S. Fiber in the Cellulose Joint Venture consisting of (i) the Cellulose Assets and (ii) cash in an amount not to exceed $5,000,000 in the aggregate during the term of this Agreement."

         6. AMENDMENTS TO SECTION 8.4.2 OF THE CREDIT AGREEMENT. Section 8.4.2 of the Credit Agreement is hereby amended by (a) deleting the words "PROVIDED FURTHER THAT any sale pursuant to subsections (b) - (d) must occur on or prior to June 30, 2000" and replacing them with the words "PROVIDED FURTHER THAT any sale pursuant to subsections (b) - (d) must occur on or prior to June 30 ,2001", and (b) inserting at the end thereof the following new sentence:

         "In addition, U.S. Fiber shall be permitted to spin-off its Cellulose Assets into the Cellulose Joint Venture, so long as U.S. Fiber (i) controls at least fifty percent (50%) of the board of directors of the Cellulose Joint Venture, (ii) owns at least fifty percent (50%) of the ownership interests of the Cellulose Joint Venture, and (iii) pledges such ownership interests to the Administrative Agent for the benefit of the Administrative Agent and the Banks."

         7. AMENDMENTS TO SECTION 8.6 OF THE CREDIT AGREEMENT. Section 8.6 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "Section 8.6. RESTRICTED DISTRIBUTIONS AND REDEMPTIONS. None of the Borrowers will declare or pay any cash Distributions; PROVIDED that (a) any Subsidiary may declare or pay cash Distributions to the Parent, and (b) so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the Parent may make cash Distributions on its common stock in an aggregate amount, together with redemptions permitted by the following sentence, not to exceed $500,000 during the term of this Agreement. In addition, the Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of capital stock of the Borrowers or Excluded Subsidiaries in aggregate amount, together with cash Distributions by the Parent permitted by the previous sentence, in excess of $500,000 during the term of this Agreement. So long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, at any time after August 9, 2003, the Parent may make quarterly cash Distributions on its Series A Preferred Stock in an amount up to five percent (5%) of the face value of the Series A Preferred Stock per year, but in no event to exceed $3,226,879 in any fiscal year. Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the Parent may, during the period commencing on the Fourth Amendment Effective Date through December 14, 2002, redeem shares of its common stock in an aggregate amount of up to $27,500,000."

          8. AMENDMENTS TO SECTION 9.4 OF THE CREDIT AGREEMENT. Section 9.4 of the Credit Agreement is hereby amended by inserting after the words "determined in accordance with GAAP", the words "(including, without duplication, any preferred stock of the Parent)."

          9. AMENDMENT TO SECTION 13.1 OF THE CREDIT AGREEMENT. The following new subsection (o) is added thereto:

                  "or (o) A "Change of Control" as defined in the Certificate of Designation of the Series A Preferred Stock shall occur;".

          10. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment.

          11. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          12. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         13. COVENANTS. Within thirty (30) days of the Fourth Amendment Effective Date (as hereinafter defined), U.S. Fiber shall execute and deliver to the Agent, a Membership Interest Pledge Agreement (the "Pledge Agreement"), pledging all of its limited liability company interests in the Cellulose Joint Venture, and such Pledge Agreement will constitute a Security Document under the Credit Agreement.

         14. EFFECTIVENESS. This Fourth Amendment shall become effective (the "Fourth Amendment Effective Date") upon the receipt by the Agent of (a) a counterpart of this Fourth Amendment, executed by the Required Banks and the Borrowers, (b) an amendment fee in an aggregate amount equal to seven basis points on the Commitment or outstanding principal portion of the Term Loan, as applicable, of each Bank which consents to this Fourth Amendment on or prior to 5:00 p.m. (Boston time) on August 4, 2000, (c) payment of all fees and expenses of the Administrative Agent's legal counsel, and (d) all items outstanding in connection with the initial closing of the Credit Agreement, all as more fully described on EXHIBIT A attached hereto.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Fourth Amendment as of the date first set forth above.

                                FLEET NATIONAL BANK
                                (f/k/a BankBoston, N.A.),
                                individually and as Administrative Agent


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                KEYBANK NATIONAL ASSOCIATION,
                                individually and as Documentation Agent


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                BANK OF AMERICA, N.A.,
                                individually and as Syndication Agent


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                COMERICA BANK


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                CIBC INC.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                LASALLE BANK NATIONAL
                                ASSOCIATION


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                CREDIT LYONNAIS NEW YORK BRANCH


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                FIRST VERMONT BANK AND TRUST
                                COMPANY


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                CANADIAN IMPERIAL BANK OF
                                COMMERCE, individually and as
                                Canadian Agent


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                SANKATY HIGH YIELD PARTNERS II, L.P.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                GREAT POINT CLO 1999-1 LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                NORTH AMERICAN SENIOR
                                FLOATING RATE FUND


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                KEMPER FLOATING RATE FUND


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                CARLYLE HIGH YIELD PARTNERS II, LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                CYPRESSTREE INVESTMENT
                                PARTNERS I, LTD


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                OPPENHEIMER SENIOR FLOATING
                                RATE FUND


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                HARBOURVIEW CDI II, LIMITED


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------



                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By: Indosuez Capital Luxembourg, as Collateral Manager


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                MAGNETITE ASSET INVESTORS, LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                ARES LEVERAGED INVESTMENT FUND II, L.P.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                ARES III CLO LTD.
                                By: ARES CLO Management LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                ELT LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                STRATEGIC MANAGED LOAN PORTFOLIO


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                FIRST DOMINION FUNDING II


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                FIRST DOMINION FUNDING III


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                KZH SHOSHONE LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                PILGRIM AMERICA HIGH INCOME
                                INVESTMENTS, LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                PILGRIM CLO 1999-1 LTD.
                                By:  Pilgrim Investments, Inc., as its
                                     investment manager


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                BANKERS TRUST COMPANY


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                ARCHIMEDES FUNDING III, LTD.
                                By: ING Capital Advisors LLC,
                                as Collateral Manager


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                CYPRESSTREE INVESTMENT PARTNERS II, LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                KZH-ING-1 LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                KZH-ING-3 LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                SEQUILS-ING I (HBDGM), LTD.
                                By: ING Capital Advisors LLC,
                                as Collateral Manager and Authorized Signatory


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                THE TRAVELERS INSURANCE COMPANY


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                TRAVELERS CORPORATE LOAN FUND INC.
                                By: Travelers Asset Management
                                    International Company LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                VAN KAMPEN PRIME RATE INCOME TRUST


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                ELC (CAYMAN) LTD. 1999-III

                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                FIRST ALLAMERICA FINANCIAL LIFE
                                INSURANCE CO.

                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                AVALON CAPITAL LTD.
                                By:  INVESCO Senior Secured Management,
                                     Inc., as Portfolio Advisor

                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                AVALON CAPITAL LTD. 2
                                By:  INVESCO Senior Secured Management,
                                     Inc., as Portfolio Advisor

                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                OLYMPIC FUNDING TRUST, SERIES 1999-1

                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                KZH CYPRESSTREE-1 LLC

                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                NORSE CBO, LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                COLUMBUS LOAN FUNDING LTD.
                                By: Travelers Asset Management International Company LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                MUIRFIELD TRADING LLC


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                STANFIELD/RMF TRANSATLANTIC CDO, LTD.


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                VANKAMPEN CLO I, LIMITED


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                VANKAMPEN CLO II, LIMITED


                                By:
                                    --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                DOMESTIC BORROWERS:
                -------------------

                ALL CYCLE WASTE, INC.
                BRISTOL WASTE MANAGEMENT, INC.
                CASELLA T.I.R.E.S., INC.
                CASELLA TRANSPORTATION, INC.
                CASELLA WASTE MANAGEMENT, INC.
                CASELLA WASTE MANAGEMENT OF N.Y., INC.
                CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC. CASELLA WASTE SYSTEMS, INC.
                GRASSLANDS INC.
                HAKES C & D DISPOSAL, INC.
                HIRAM HOLLOW REGENERATION CORP.
                NATURAL ENVIRONMENTAL, INC.
                NEWBURY WASTE MANAGEMENT, INC.
                NEW ENGLAND WASTE SERVICES, INC.
                NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC. NEW ENGLAND WASTE SERVICES OF N.Y., INC.
                NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
                NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
                NORTHERN SANITATION, INC.
                PINE TREE WASTE, INC.
                RESOURCE RECOVERY OF CAPE COD, INC.
                RESOURCE TRANSFER SERVICES, INC.
                RESOURCE WASTE SYSTEMS, INC.
                SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC. SAWYER ENVIRONMENTAL SERVICES
                SCHULTZ LANDFILL, INC.
                SUNDERLAND WASTE MANAGEMENT, INC.
                WASTE-STREAM INC.
                WESTFIELD DISPOSAL SERVICE, INC.
                WINTERS BROTHERS, INC.


                  By:
                      --------------------------
                  Name:  Jerry S. Cifor
                  Title:  Treasurer




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                ADVANCED ENTERPRISES RECYCLING INC.
                THE AFA GROUP, INC.
                AFA PALLET, INC.
                AGRO PRODUCTS, INC.
                ALLIED EQUIPT. & SALES CORP., INC.
                AMERICAN SUPPLIES SALES GROUP, INC.
                ARTIC INC.
                ATLANTIC TRANSPORTATION TECHNOLOGIES INC.
                DATA DESTRUCTION SERVICES, INC.
                FAIRFIELD COUNTY RECYCLING, INC.
                FCR CAMDEN, INC.
                FCR FLORIDA, INC.
                FCR GEORGIA, INC.
                FCR GREENSBORO, INC.
                FCR GREENVILLE, INC.
                FCR MORRIS, INC.
                FCR PLASTICS, INC.
                FCR REDEMPTION, INC.
                FCR TENNESSEE, INC.
                FCR VIRGINIA, INC.
                FCR, INC.
                KTI BIO FUELS, INC.
                KTI ENERGY OF MARTINSVILLE, INC.
                KTI ENERGY OF VIRGINIA, INC.
                KTI ENVIRONMENTAL GROUP, INC.
                KTI NEW JERSEY FIBERS, INC.
                KTI OPERATIONS, INC.
                KTI RECYCLING OF ILLINOIS, INC.
                KTI RECYCLING OF NEW ENGLAND, INC.
                KTI RECYCLING OF NEW JERSEY, INC.
                KTI RECYCLING, INC.
                KTI SPECIALTY WASTE SERVICES, INC.
                KTI TRANSPORTATION SERVICES, INC.
                KTI, INC.
                MANNER RESINS, INC.
                MECKLENBURG COUNTY RECYCLING, INC.
                POWER SHIP TRANSPORT, INC.
                TOTAL WASTE MANAGEMENT CORP.
                U.S. FIBER, INC.


                  By:
                      --------------------------
                  Name:  Jerry S. Cifor
                  Title:  Treasurer

         PENOBSCOT ENERGY RECOVERY COMPANY,
           LIMITED PARTNERSHIP
                  By: PERC Management Company Limited
                           Partnership, general partner
                  By: PERC, Inc., general partner


                            By:
                               --------------------------
                                    Name:  Jerry S. Cifor
                                    Title:  Treasurer


         PERC MANAGEMENT COMPANY, LIMITED
           PARTNERSHIP
                  By: PERC, Inc., general partner


                            By:
                               --------------------------
                                    Name:  Jerry S. Cifor
                                    Title:  Treasurer


                CANADIAN BORROWERS:

                KTI RECYCLING OF CANADA, INC.
                1316991 ONTARIO, INC.


                By:
                    ------------------------------
                Name:  Jerry S. Cifor
                Title:  Treasurer

                                   SCHEDULE A

Berkshire Fund V Investment Corp.

Berkshire Investors LLC

BancBoston Capital Inc.

RGIP, LLC

Squam Lake Investors IV, L.P.